intangible assets and goodwill	12 Months Ended
Dec. 31, 2017
intangible assets and goodwill
intangible assets and goodwill

18intangible assets and goodwill

(a)Intangible assets and goodwill, net

	Intangible assets subject to amortization					Intangible assets with indefinite lives
(millions)	Customer contracts, related customer relationships and leasehold interests	Software	Access to rights-of- way and other	Assets under construction	Total	Spectrum licences	Total intangible assets	Goodwill 1	Total intangible assets and goodwill
At cost
As at January 1, 2016	$473	$3,801	$90	$216	$4,580	$8,480	$13,060	$4,125	$17,185
Additions	—	50	4	575	629	164	793	—	793
Additions arising from business acquisitions	12	4	—	—	16	—	16	22	38
Dispositions, retirements and other (including capitalized interest (see Note 9))	—	(137)	(3)	—	(140)	49	(91)	—	(91)
Assets under construction put into service	—	577	2	(579)	—	—	—	—	—
Net foreign exchange differences	—	—	—	—	—	—	—	4	4

As at December 31, 2016	485	4,295	93	212	5,085	8,693	13,778	4,151	17,929
Additions	—	74	5	538	617	—	617	—	617
Additions arising from business acquisitions (b)	134	101	—	—	235	—	235	433	668
Dispositions, retirements and other	(61)	(209)	(1)	—	(271)	—	(271)	—	(271)
Assets under construction put into service	—	406	—	(406)	—	—	—	—	—
Net foreign exchange differences	—	—	—	—	—	—	—	(3)	(3)

As at December 31, 2017	$558	$4,667	$97	$344	$5,666	$8,693	$14,359	$4,581	$18,940

Accumulated amortization
As at January 1, 2016	$280	$2,739	$56	$—	$3,075	$—	$3,075	$364	$3,439
Amortization	43	436	4	—	483	—	483	—	483
Dispositions, retirements and other	—	(143)	(1)	—	(144)	—	(144)	—	(144)

As at December 31, 2016	323	3,032	59	—	3,414	—	3,414	364	3,778
Amortization	48	500	4	—	552	—	552	—	552
Dispositions, retirements and other	(61)	(202)	(2)	—	(265)	—	(265)	—	(265)

As at December 31, 2017	$310	$3,330	$61	$—	$3,701	$—	$3,701	$364	$4,065

Net book value
As at December 31, 2016	$162	$1,263	$34	$212	$1,671	$8,693	$10,364	$3,787	$14,151

As at December 31, 2017	$248	$1,337	$36	$344	$1,965	$8,693	$10,658	$4,217	$14,875

(1)	Accumulated amortization of goodwill is amortization recorded prior to 2002; there are no accumulated impairment losses in the accumulated amortization of goodwill.

As at December 31, 2017, our contractual commitments for the acquisition of intangible assets totalled $36 million over a period ending December 31, 2020 (2016 — $82 million over a period ending December 31, 2020).

(b)Business acquisitions

Manitoba Telecom Services Inc. postpaid wireless

On May 2, 2016, BCE Inc. announced that it had entered into a definitive agreement to acquire all issued and outstanding shares of Manitoba Telecom Services Inc.; as of September 30, 2016, all court and shareholder approvals had been obtained; as of February 15, 2017, all regulatory approvals had been obtained; and the transaction closed on March 17, 2017. In June 2016, we submitted a notification and advanced ruling request to the Competition Bureau regarding our previously announced agreement in principle with BCE Inc., pursuant to which we intended to acquire a portion of Manitoba Telecom Services Inc.’s postpaid wireless subscribers, certain network assets and dealer locations in Manitoba, upon the successful completion of BCE Inc.’s acquisition of Manitoba Telecom Services Inc.

On April 1, 2017, we acquired postpaid wireless customer contracts, certain network assets and rights to 15 retail locations in Manitoba. The primary reason for this acquisition is to increase the number of our postpaid wireless subscribers in Manitoba and to enhance our distribution of wireless products and customer services across all of Manitoba.

The primary factor that contributed to the recognition of goodwill was the earnings capacity of the acquired business in excess of the net tangible and intangible assets acquired (such excess arising from the benefits of acquiring established businesses in multiple locations). The amount assigned to goodwill is not expected to be deductible for income tax purposes.

Kroll Computer Systems Inc.

On May 15, 2017, we acquired 100% of Kroll Computer Systems Inc., the primary reason for which is to enhance our geographic reach and the quality of our product offering as a national pharmacy management services provider.

The primary factor that contributed to the recognition of goodwill was the earnings capacity of the acquired business in excess of the net tangible and intangible assets acquired (such excess arising from the acquired workforce and the benefits of acquiring an established business). The amount assigned to goodwill is expected to be deductible for income tax purposes.

Voxpro Limited

On August 31, 2017, we acquired 55% of Voxpro Limited, a business process outsourcing and contact centre services company with facilities in Ireland, the United States and Romania. The investment was made with a view to expanding further into supporting customers providing Internet-related services and products, bolstering sales capabilities in our chosen markets, and acquiring multi-site redundancy in support of other facilities.

In respect of the 55% acquired business, we concurrently provided a written put option to the remaining selling shareholders under which they could put the remaining 45% of the shares commencing in 2021. The acquisition-date fair value of the puttable shares held by the non-controlling shareholders has been recorded as a provision (see Note 25). Also concurrent with our acquisition of the initial 55% interest, the non-controlling shareholders provided us with a purchased call option, which mirrors the written put option.

The primary factor that contributed to the recognition of goodwill was the earnings capacity of the acquired business in excess of the net tangible and intangible assets acquired (such excess arising from the acquired workforce and the benefits of acquiring an established business). The amount assigned to goodwill is not expected to be deductible for income tax purposes.

Individually immaterial transactions

During the years ended December 31, 2017 and 2016, we acquired 100% ownership of multiple businesses complementary to our existing lines of business. The primary factor that contributed to the recognition of goodwill was the earnings capacity of the acquired businesses in excess of the net tangible and intangible assets acquired (such excess arising from: the low levels of tangible assets relative to the earnings capacity of the businesses; expected synergies; the benefits of acquiring established businesses with certain capabilities in their industries; and the geographic presence of the acquired businesses). A portion of the amounts assigned to goodwill may be deductible for income tax purposes.

Acquisition-date fair values

The acquisition-date fair values assigned to the assets acquired and liabilities assumed are set out in the following table:

	Manitoba Telecom Services Inc. postpaid wireless	Kroll Computer Systems Inc.	Voxpro Limited 1	Individually immaterial transactions	Total
Assets
Current assets
Cash	$—	$1	$3	$—	$4
Accounts receivable 2	9	3	20	—	32
Other	7	—	4	1	12

	16	4	27	1	48

Non-current assets
Property, plant and equipment
Network assets	23	—	—	2	25
Buildings and leasehold improvements	—	—	8	—	8
Other	—	1	8	—	9
Intangible assets subject to amortization 3
Customer contracts, customer relationships (including those related to customer contracts) and leasehold interests	54	26	38	16	134
Software	—	101	—	—	101

	77	128	54	18	277

Total identifiable assets acquired	93	132	81	19	325

Liabilities
Current liabilities
Accounts payable and accrued liabilities	1	1	19	—	21
Advance billings and customer deposits	2	4	—	1	7
Provisions	7	—	—	—	7

	10	5	19	1	35

Non-current liabilities
Provisions	6	3	—	—	9
Other long-term liabilities	—	—	1	—	1
Deferred income taxes	18	—	5	—	23

	24	3	6	—	33

Total liabilities assumed	34	8	25	1	68

Net identifiable assets acquired	59	124	56	18	257
Goodwill	207	126	85	15	433

Net assets acquired	$266	$250	$141	$33	$690

Acquisition effected by way of:
Cash consideration	$306	$150	$58	$31	$545
Accrued receivable 4	(40)	—	—	—	(40)
Accounts payable and accrued liabilities	—	—	—	2	2
Provisions	—	—	60	—	60
Issue of TELUS Corporation Common Shares	—	100	—	—	100
Pre-existing relationship effectively settled	—	—	23	—	23

	$266	$250	$141	$33	$690

(1)

The purchase price allocation, primarily in respect of customer relationships, had not been finalized as of the date of these consolidated financial statements. As is customary in a business acquisition transaction, until the time of acquisition of control, we did not have full access to Voxpro Limited’s books and records. Upon having sufficient time to review Voxpro Limited’s books and records, we expect to finalize our purchase price allocation.

Prior to acquisition, we had advanced $23 to Voxpro Limited; this pre-existing relationship was effectively settled at the date of the business combination with no gain or loss recognized.

(2)

The fair value of the accounts receivable is equal to the gross contractual amounts receivable and reflects the best estimates at the acquisition date of the contractual cash flows expected to be collected.

(3)

Customer contracts and customer relationships (including those related to customer contracts) are expected to be amortized over a period of 8 to 10 years; software is expected to be amortized over a period of 10 years.

(4)

The total transaction price is a function of the number of qualifying postpaid wireless subscribers acquired. If less than the targeted number of qualifying postpaid wireless subscribers is acquired, the total transaction price will be reduced on a pro-rated basis; a receivable has been accrued for the estimate of such reduction, net of associated adjustments.

To the extent that the actual number of qualifying wireless subscribers acquired is greater (less) than provided for in the purchase price allocation, such adjustment to the transaction price will result in a charge (recovery) recorded in Other operating income, reflecting treatment as a contingent consideration deposit; during the year ended December 31, 2017, we recorded a change in the contingent consideration receivable of $26 (Note 7). We have accrued our best estimate of the amount of the contingent consideration deposit we expect to recover.

Pro forma disclosures

The following pro forma supplemental information represents certain results of operations as if the business acquisitions noted above had been completed at the beginning of the fiscal 2017 year.

Year ended December 31, 2017 (millions except per share amounts)	As reported 1	Pro forma 2
Operating revenues	$13,304	$13,426
Net income	$1,479	$1,474
Net income per Common Share
Basic	$2.46	$2.45
Diluted	$2.46	$2.45

(1)

As reported operating revenues and net income include $49 and $20, respectively, in respect of the operations of Manitoba Telecom Services Inc. postpaid wireless (excluding the change in the contingent consideration receivable (Note 7)), $17 and $NIL, respectively, in respect of the operations of Kroll Computer Systems Inc., and $51 and $NIL, respectively, in respect of the operations of Voxpro Limited.

(2)

Pro forma amounts reflect the acquired businesses. In respect of Manitoba Telecom Services Inc. postpaid wireless, pro forma adjustments for revenues and goods and services purchased are not available as the seller’s information systems were not configured to capture such information; as a proxy, the revenues and goods and services purchased amounts for the three-month period ended June 30, 2017, have been used for pro forma purposes. The results of the acquired businesses have been included in our Consolidated statements of income and other comprehensive income effective the dates of acquisition.

The pro forma supplemental information is based on estimates and assumptions that are believed to be reasonable. The pro forma supplemental information is not necessarily indicative of our consolidated financial results in future periods or the actual results that would have been realized had the business acquisitions been completed at the beginning of the periods presented. The pro forma supplemental information includes incremental intangible asset amortization, financing and other charges as a result of the acquisitions, net of the related tax effects.

(c)Business acquisitions — subsequent to reporting period

AlarmForce Industries

On January 4, 2018, we acquired 100% of the customers, assets and operations of AlarmForce Industries Inc. in British Columbia, Alberta and Saskatchewan, for cash consideration of approximately $69 million; the primary reason for which is to leverage our telecommunications infrastructure and expertise to continue to enhance connected home, business, security and health services for our customers.

As of February 8, 2018, our initial provision for the net identifiable assets acquired is in the range of $10 million-$20 million; as is customary in a business acquisition transaction, until the time of acquisition of control, we did not have full access to the relevant portions of the books and records of AlarmForce Industries. Upon having sufficient time to review the relevant portions of the books and records of AlarmForce Industries, as well as obtaining new and additional information about the related facts and circumstances as of the acquisition date, we will adjust the provisional amounts for identifiable assets acquired and liabilities assumed and thus finalize our purchase price allocation.

Xavient Information Systems

On February 6, 2018, through our TELUS International (Cda) Inc. subsidiary, we acquired 65% of Xavient Information Systems, a group of information technology consulting and software services companies with facilities in the United States and India, for consideration of approximately $144 million (US$115 million) in cash and approximately $19 million (US$15 million) in TELUS International (Cda) Inc. common shares. The investment was made with a view to enhancing our ability to provide complex and higher-value information technology services, improve our related sales and solutioning capabilities and acquire multi-site redundancy in support of other facilities.

In respect of the 65% acquired business, we concurrently provided a written put option to the remaining selling shareholders; the written put option for the remaining 35% of the economic interest would become exercisable no later than December 31, 2020. The acquisition-date fair value of the puttable shares held by the non-controlling shareholders will be recorded as a provision in the three-month period ended March 31, 2018; we currently estimate that such fair value would be in the range of $150 million (US$120 million). Also concurrent with our acquisition of the initial 65% interest, the non-controlling shareholders provided us with a purchased call option, which substantially mirrors the written put option.

As of February 8, 2018, our initial provision for the net identifiable assets acquired is in the range of $95 million-$125 million (US$75 million-US$100 million); as is customary in a business acquisition transaction, until the time of acquisition of control, we did not have full access to the books and records of Xavient Information Systems. Upon having sufficient time to review the books and records of Xavient Information Systems, as well as obtaining new and additional information about the related facts and circumstances as of the acquisition date, we will adjust the provisional amounts for identifiable assets acquired and liabilities assumed and thus finalize our purchase price allocation.

(d)Intangible assets with indefinite lives — spectrum licences

Our intangible assets with indefinite lives include spectrum licences granted by Innovation, Science and Economic Development Canada which are used for the provision of both mobile and fixed wireless services. The spectrum licence policy terms indicate that the spectrum licences will likely be renewed. We expect our spectrum licences to be renewed every 20 years following a review of our compliance with licence terms. In addition to current usage, our licensed spectrum can be used for planned and new technologies. As a result of our assessment of the combination of these significant factors, we currently consider our spectrum licences to have indefinite lives and, as referred to in Note 1(b), this represents a significant judgment for us.

(e)Impairment testing of intangible assets with indefinite lives and goodwill

General

As referred to in Note 1(i), the carrying values of intangible assets with indefinite lives and goodwill are periodically tested for impairment and, as referred to in Note 1(b), this test represents a significant estimate for us, while also requiring significant judgments to be made.

The allocated carrying values of intangible assets with indefinite lives and goodwill are set out in the following table.

	Intangible assets with indefinite lives		Goodwill		Total
As at December 31 (millions)	2017	2016	2017	2016	2017	2016
Wireless	$8,693	$8,693	$2,860	$2,647	$11,553	$11,340
Wireline	—	—	1,357	1,140	1,357	1,140

	$8,693	$8,693	$4,217	$3,787	$12,910	$12,480

The recoverable amounts of the cash-generating units’ assets have been determined based on a fair value less costs of disposal calculation. There is a material degree of uncertainty with respect to the estimates of the recoverable amounts of the cash-generating units’ assets, given the necessity of making key economic assumptions about the future. Recoverable amounts based on the fair value less costs of disposal are categorized as Level 3 fair value measures.

We validate our recoverable amount calculation results through a market-comparable approach and an analytical review of industry facts and facts that are specific to us. The market-comparable approach uses current (at time of test) market consensus estimates and equity trading prices for U.S. and Canadian firms in the same industry. In addition, we ensure that the combination of the valuations of the cash-generating units is reasonable based on our current (at time of test) market value.

Key assumptions

The fair value less costs of disposal and the value in use calculations both use discounted cash flow projections that employ the following key assumptions: future cash flows and growth projections (including judgments about the allocation of future capital expenditures to support both wireless and wireline operations); associated economic risk assumptions and estimates of the likelihood of achieving key operating metrics and drivers; estimates of future generational infrastructure capital expenditures; and the future weighted average cost of capital. We consider a range of reasonably possible amounts to use for key assumptions and decide upon amounts that represent management’s best estimates of market amounts. In the normal course, we make changes to key assumptions so that they reflect current (at time of test) economic conditions, updates of historical information used to develop the key assumptions and changes (if any) in our debt ratings.

The key assumptions for cash flow projections are based upon our approved financial forecasts, which span a period of three years and are discounted, for December 2017 annual test purposes, at a consolidated post-tax notional rate of 7.0% (2016 — 7.0%). For impairment testing valuations, cash flows subsequent to the three-year projection period are extrapolated, for December 2017 annual test purposes, using perpetual growth rates of 2.25% (2016 — 2.0%) for each of the wireless cash-generating unit and  the wireline cash-generating unit; these growth rates do not exceed the long-term average growth rates observed in the markets in which we operate.

We believe that any reasonably possible change in the key assumptions on which the calculation of the recoverable amounts of our cash-generating units is based would not cause the cash-generating units’ carrying values (including the intangible assets with indefinite lives and the goodwill allocated to each cash-generating unit) to exceed their recoverable amounts. If the future were to adversely differ from management’s best estimates of key assumptions and associated cash flows were to be materially adversely affected, we could potentially experience future material impairment charges in respect of our intangible assets with indefinite lives and goodwill.

Sensitivity testing

Sensitivity testing was conducted as a part of the December 2017 annual impairment test, a component of which was hypothetical changes in the future weighted average cost of capital. Stress testing included a scenario of moderate declines in annual cash flows with all other assumptions being held constant; under this scenario, we would be able to recover the carrying values of our intangible assets with indefinite lives and goodwill for the foreseeable future.